SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) :July 26, 1999


                       Saxon Asset Securities Trust 1999-1
             Mortgage Loan Asset Backed Certificates, Series 1999-1

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479-01               52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

          On  July 26, 1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 26, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-1
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-1


Date: July 28, 1999         By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         July 26, 1999                                 6

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 26, 1999


                                                SAXON ASSET SECURITIES TRUST 1999-1
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-1
                                                  STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:           26-JUL-99                                                                                           PAGE # 1
RECORD DATE:         30-JUN-99
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Certi- Certifi-
                                                                                  fi-    cates
                                                                         Interest cates  Carry-  Applied
                 Original        Beginning     Principal    Interest       Carry   Carry- over   Realized   Total          Ending
                 Certificate     Certificate   Distri-      Distri-       Forward  over   Amt    Loss       Distri-     Certificate
Class Cusip #    Balance         Balance       bution       bution          Amt    Amt    Paid   Amount     bution        Balance
------------------------------------------------------------------------------------------------------------------------------------
AF-1 805564CU3    80,000,000.00  66,833,391.75 3,463,748.43    304,588.54     -    N/A    N/A     N/A  3,768,336.97    63,369,643.32
AF-2 805564CV1    38,000,000.00  38,000,000.00            -    189,366.67     -    N/A    N/A     N/A    189,366.67    38,000,000.00
AF-3 805564CW9    35,000,000.00  35,000,000.00            -    179,958.33     -    N/A    N/A     N/A    179,958.33    35,000,000.00
AF-4 805564CX7    28,000,000.00  28,000,000.00            -    148,166.67     -    N/A    N/A     N/A    148,166.67    28,000,000.00
AF-5 805564CY5    17,389,000.00  17,389,000.00            -     98,175.40     -    N/A    N/A     N/A     98,175.40    17,389,000.00
AF-6 805564DG3    22,043,000.00  22,043,000.00            -    116,644.21     -    N/A    N/A     N/A    116,644.21    22,043,000.00
MF-1 805564CZ2    14,825,000.00  14,825,000.00            -     82,093.44     -    N/A    N/A       -     82,093.44    14,825,000.00
MF-2 805564DA6    10,958,000.00  10,958,000.00            -     65,656.68     -    N/A    N/A       -     65,656.68    10,958,000.00
BF-1 805564DB4     6,446,000.00   6,446,000.00            -     45,524.88     -    N/A    N/A       -     45,524.88     6,446,000.00
BF-2         N/A   2,579,000.00   2,579,000.00            -     19,954.76     -    N/A    N/A       -     19,954.76     2,579,000.00
BF-3         N/A   2,579,000.00   2,579,000.00            -     19,954.76     -    N/A    N/A       -     19,954.76     2,579,000.00
AV-1 805564DC2   200,358,000.00 185,007,760.52 3,982,635.58    859,091.24     -      -      -     N/A  4,841,726.82   181,025,124.94
MV-1 805564DD0    20,728,000.00  20,728,000.00            -    101,963.05     -      -      -       -    101,963.05    20,728,000.00
MV-2 805564DE8    16,331,000.00  16,331,000.00            -     87,365.18     -      -      -       -     87,365.18    16,331,000.00
BV-1 805564DF5     7,538,000.00   7,538,000.00            -     50,906.10     -      -      -       -     50,906.10     7,538,000.00
BV-2         N/A   2,513,000.00   2,513,000.00            -     19,567.72     -      -      -       -     19,567.72     2,513,000.00
BV-3         N/A   3,769,000.00   3,769,000.00            -     29,347.68     -      -      -       -     29,347.68     3,769,000.00
   C         N/A            N/A            N/A          N/A  1,288,178.44   N/A    N/A    N/A     N/A  1,288,178.44              N/A
   R         N/A            N/A            N/A          N/A             -   N/A    N/A    N/A     N/A             -              N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTALS           509,056,000.00 480,539,152.27 7,446,384.01  3,706,503.75    -      -      -       -  11,152,887.76   473,092,768.26
------------------------------------------------------------------------------------------------------------------------------------

Grp I            257,819,000.00 244,652,391.75 3,463,748.43  1,270,084.34                              4,733,832.77   241,188,643.32
Grp II           251,237,000.00 235,886,760.52 3,982,635.58  1,148,240.97                              5,130,876.55   231,904,124.94

==============
LIBOR RATE   5.09250%
===============

Factor Information Per $1,000 of the Original Balance   Pass Through Rate
--------------------------------------------------------------------------------------------------------------------------------
                    Principal     Interest       Interest       Certificates     Certificates       End Prin       Current Pass
Class   Cusip #     Distribution  Distribution   Carry Forward     Carryover    Carryover Paid      Balance        Through Rate
--------------------------------------------------------------------------------------------------------------------------------
 AF-1   805564CU3  43.29685538     3.80735675     0.0000000            N/A               N/A       792.1205415       5.2925%
 AF-2   805564CV1            -     4.98333342     0.0000000            N/A               N/A      1000.0000000       5.9800%
 AF-3   805564CW9            -     5.14166657     0.0000000            N/A               N/A      1000.0000000       6.1700%
 AF-4   805564CX7            -     5.29166679     0.0000000            N/A               N/A      1000.0000000       6.3500%
 AF-5   805564CY5            -     5.64583357     0.0000000            N/A               N/A      1000.0000000       6.7750%
 AF-6   805564DG3            -     5.29166674     0.0000000            N/A               N/A      1000.0000000       6.3500%
 MF-1   805564CZ2            -     5.53750017     0.0000000            N/A               N/A      1000.0000000       6.6450%
 MF-2   805564DA6            -     5.99166636     0.0000000            N/A               N/A      1000.0000000       7.1900%
 BF-1   805564DB4            -     7.06250078     0.0000000            N/A               N/A      1000.0000000       8.4750%
 BF-2         N/A            -     7.73740209     0.0000000            N/A               N/A      1000.0000000       9.2849%
 BF-3         N/A            -     7.73740209     0.0000000            N/A               N/A      1000.0000000       9.2849%
 AV-1   805564DC2  19.87759700     4.28778107     0.0000000      0.0000000         0.0000000       903.5083448       5.3925%
 MV-1   805564DD0            -     4.91909736     0.0000000      0.0000000         0.0000000      1000.0000000       5.7125%
 MV-2   805564DE8            -     5.34965281     0.0000000      0.0000000         0.0000000      1000.0000000       6.2125%
 BV-1   805564DF5            -     6.75326347     0.0000000      0.0000000         0.0000000      1000.0000000       7.8425%
 BV-2         N/A            -     7.78659769     0.0000000      0.0000000         0.0000000      1000.0000000       9.0425%
 BV-3         N/A            -     7.78659591     0.0000000      0.0000000         0.0000000      1000.0000000       9.0425%
--------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below

                     ---------------------------------------
                                  Mary Jo Davis
                               Chase Bank of Texas
                              600 Travis Street, 10th Floor
                                 Houston, Texas
                                 (713) 216-4756
                     ---------------------------------------

                               CHASE BANK OF TEXAS
                                 MASTER SERVICER

                                       -6-

                                              SAXON ASSET SECURITIES TRUST 1999-1
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1999-1
                                                STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:        26-JUL-99                                                                              PAGE #    2
RECORD DATE:      30-JUN-99

                                                                                                    Group I         Group II
                                                                                                  ---------------------------------

Sec.3.04(a)(i)(c)   Aggregate Scheduled Mortgage Principal Balance                              241,188,643.32      231,904,124.94
                    Prepayment Amount                                                             3,281,643.75        3,863,478.96
                    Liquidation Amount                                                                     -                 -
                    Substitution Shortfalls Amount                                                         -                 -
                    Repurchase Amounts                                                                     -                 -
                    Other Recoveries                                                                       -                 -
                    Extra Principal Distribution Amount                                                    -                 -
                    Applied Realized Loss Amount                                                           -                 -
                    Unpaid Realized Loss Amount                                                            -                 -
                                                                                                  ---------------------------------
Sec.3.04(a)(ii)     Group I Net Rate                                                                                   9.28488%
                    Group II Net Rate                                                                                  9.23899%

Sec.3.04(a)(iii)    The Largest Mortgage Loan Balance Outstanding in Group I                                           747,479.52
                    The Largest Mortgage Loan Balance Outstanding in Group II                                          789,647.14

                                                                                                    Group I         Group II
                                                                                                 ----------------------------------
Sec.3.04(a)(iv)      Servicing Fees                                                               103,448.26            98,275.90
                     Master Servicing Fees                                                          7,339.57             7,076.60
                                                                                                 ----------------------------------

Sec. 3.04 (b)       The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)            as of the Close of Business as of the end of the Related Prepayment Period

                                                     Group I                                 Group II
                    ----------------------------------------------------------------------------------------------------
                    Category     Number   Percentage    Principal Balance    Number   Percentage    Principal Balance
                    ----------------------------------------------------------------------------------------------------
                    30-59 Days      53      2.13250%         5,143,355.54        67      3.39125%    7,864,450.69
                    60-89 Days       7      0.40425%           975,002.40        10      0.31223%      724,065.18
                     90+ Days        2      0.02290%            55,226.41         -      0.00000%           -
                    ----------------------------------------------------------------------------------------------------

                                                                                                   Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)        Number of Mortgage Loans in Foreclosure Proceedings                                43             52
 (iii)              Scheduled Principal Balance of all Mortgage Loans in Foreclosure
                         Proceedings                                                             3,053,663.56       6,226,866.42
                    Number of Mortgage Loans in Foreclosure in Prior Month                             36             38
                    Scheduled Principal Balance of all Mortgage Loans in Foreclosure in
                         Prior Month                                                              2,624,811.41      4,725,890.07
                                                                                                -----------------------------------


                                                                                                  Group I          Group II
                                                                                               -----------------------------------
Sec. 3.04(b)(iv)    Number of Mortgagors in Bankruptcy Proceedings                                      16              12
                    Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings      1,903,315.04      1,007,108.65
                                                                                                -----------------------------------


                                                                                                  Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)(v)     Number of REO Preperties in the Prepayment Period                                    4                -
                    Aggregate book value of REO Preperties                                          278,201.76            -
                                                                                                -----------------------------------


                                                                                   Servicer       Group I         Group II
                                                                                ---------------------------------------------------
Sec. 3.04 (b)(vi)   Number of 60+ Day Delinquent Loans                           Meritech              65              64
                                                                                ---------------------------------------------------
                    Amount by Principal Balance of 60+ Day Delinquent Loans      Meritech         5,683,537.33     7,118,042.59
                                                                                ---------------------------------------------------


                             CHASE BANK OF TEXAS
                                MASTER SERVICER

                                      -7-
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